UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 4, 2011
___________

GRAYSON BANKSHARES, INC.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	0-30535 (Commission File Number)	54-1647596 (I.R.S. Employer Identification No.)
113 West Main Street Independence, Virginia (Address of principal executive offices)	24348 (Zip Code)
Registrant’s telephone number, including area code:  (276) 773-2811

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 4, 2011, the Registrant’s Board of Directors appointed Theresa S. Lazo as a new director of the Registrant in the class of directors whose current terms expire at the 2011 Annual Meeting of Shareholders.  The Board of Directors anticipates naming Mrs. Lazo to serve on one or more committees of the Board but at the time of this Form 8-K has not determined to which committees she will be named.  The Registrant will file an amendment to this Form 8-K naming the committee(s) once it is determined.

Mrs. Lazo’s compensation will be consistent with the compensation policies applicable to the Registrant’s other non-employee directors.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAYSON BANKSHARES, INC.
(Registrant)

Date: January 10, 2011	By:	/s/ Blake M. Edwards
Blake M. Edwards
Chief Financial Officer